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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 11, 2003


Commission           Registrant, State of Incorporation       I.R.S. Employer
File Number          Address and Telephone Number             Identification No.

333-42427            J. CREW GROUP, INC.                      22-2894486
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                     (Incorporated in New York)
                     770 Broadway
                     New York, New York 10003
                     Telephone: (212) 209-2500

333-42423            J. CREW OPERATING CORP.                  22-3540930
---------                                                     ----------
                     (Incorporated in Delaware)
                     770 Broadway
                     New York, New York 10003
                     Telephone: (212) 209-2500

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Item 5.  Other Events.

J.Crew Group, Inc. (the "Company") announced today that Scott M. Rosen has resigned from his position as Executive Vice-President and Chief Financial Officer of the Company and its wholly-owned subsidiary, J.Crew Operating Corp., to pursue other opportunities. The Company has initiated a search for a permanent successor to Mr. Rosen. In the interim, Nicholas Lamberti, the Company's Vice-President and Corporate Controller, will assume Mr. Rosen's responsibilities.




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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               J. CREW GROUP, INC.
                                               J. CREW OPERATING CORP.

                                               By /s/ Scott Gilbertson
                                                 -------------------------------
                                                  Name: Scott Gilbertson
                                                  Title: Chief Operating Officer

Date:    August 11, 2003